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                                                                    EXHIBIT 23.1

                             [KPMG LETTERHEAD]

                        CONSENT OF INDEPENDENT AUDITORS

The Board of Directors
Creo Products Inc.

  We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in this registration statement of Form F-1.

/s/ KPMG LLP

Chartered Accountants
Vancouver, Canada

May 24, 1999